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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

           [X] CURRENT PERIOD PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 21, 2000


Commission File No. 0-25020
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                            HERITAGE OAKS BANCORP
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            (Exact name of registrant as specified in charter)

                             STATE OF CALIFORNIA
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        (State or other jurisdiction of incorporation or organization)

                                  77-0388249
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                     (I.R.S. Employer Identification Code)

                    545 12th STREET, PASO ROBLES, CA 93446
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                         (Address of principal office)

                                (805) 239-5200
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             (Registrant's telephone number, including area code)



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Item 5: Other Event

On March 21, 2000, the Board of Director's of Heritage Oaks Bancorp declared a 5% stock dividend with cash out for fractional shares.

The record date for such dividend is April 3, 2000 with a payable date of April 17, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HERITAGE OAKS BANCORP                           /s/  Lawrence P. Ward
                                                ------------------------------
DATE:  March 31, 2000                           Lawrence P. Ward
                                                President
                                                Chief Executive Officer


                                                /s/  Gwen R. Pelfrey
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                                                Gwen R. Pelfrey
                                                Executive Officer
                                                Chief Administrative Officer